Acquisition of B&N College	12 Months Ended
Apr. 30, 2011
Acquisition of B&N College
Acquisition of B&N College
12.	Acquisition of B&N College

On September 30, 2009, the Company completed the acquisition of B&N College from Leonard Riggio and Louise Riggio (Sellers) pursuant a Stock Purchase Agreement dated as of August 7, 2009 among the Company and the Sellers. Mr. Riggio is the Chairman of the Company's Board of Directors and a significant stockholder. As part of the transaction, the Company acquired the Barnes & Noble trade name that had been owned by B&N College and licensed to the Company.

On September 30, 2009, in connection with the closing of the Acquisition described above, the Company issued the Sellers (i) a senior subordinated note in the principal amount of $100,000, payable in full on December 15, 2010, with interest of 8% per annum payable on the unpaid principal amount (the Senior Seller Note) and (ii) a junior subordinated note in the principal amount of $150,000, payable in full on the fifth anniversary of the closing of the Acquisition, with interest of 10% per annum payable on the unpaid principal amount (the Junior Seller Note; and together with the Senior Seller Note, the Seller Notes). On December 22, 2009, the Company consented to the pledge and assignment of the Senior Seller Note by the Sellers as collateral security. The Senior Seller Note was paid on its scheduled due date, December 15, 2010.

The purchase price paid to the Sellers was $596,000, consisting of $346,000 in cash and $250,000 in Seller Notes. However, the cash paid to the Sellers was reduced by $82,352 in cash bonuses paid by B&N College to 192 members of its management team and employees, not including Leonard Riggio. The Company financed the Acquisition through $250,000 of seller financing, $150,000 from the 2009 Credit Facility and the remainder from both the Company's and B&N College's cash on hand.

The Acquisition was accounted for as a business purchase pursuant to Accounting Standards Codification (ASC) 805, Business Combinations (ASC 805). Acquisition-related expenses totaled $10,400 and have been recorded as selling and administrative expenses in the Company's consolidated statement of operations in fiscal 2010. As required by ASC 805-20, the Company allocated the purchase price to assets and liabilities based on their estimated fair value at the Acquisition date. The following table represents the allocation of the purchase price to the acquired net assets and resulting adjustment to goodwill:

Cash Paid	$263,648
Seller Notes	250,000

Fair value of total consideration	$513,648

Allocation of purchase price:
Current assets	$609,786
Non-current assets	114,683
Trade name	245,000
Customer relationships	255,000
Goodwill	274,070

Total assets acquired	$1,498,539
Deferred taxes	234,631
Liabilities assumed	750,260

$513,648

Acquired intangible assets consisted primarily of the trade name and customer relationships.

Trade Name

The Company previously licensed the "Barnes & Noble" trade name from B&N College under certain agreements. The Acquisition gave the Company exclusive ownership of its trade name. The estimated fair value ascribed to the trade name of $245,000 represents solely the estimated incremental value acquired as part of the Acquisition, which is not representative of the value of the "Barnes & Noble" trade name taken as a whole. The trade name has been classified as an indefinite life intangible asset.

Customer Relationships

The estimated fair value of customer relationships of B&N College is $255,000. Customers are comprised of existing college and university contractual relationships at the date of the Acquisition.

Amortization of Fair Value Ascribed to Customer Relationships

Historical customer attrition rates imply a life of 50 years; however, the useful life was shortened to 25 years since the majority of the value of discounted cash flows are captured in this period. The $255,000 is being amortized evenly over the 25-year period. The Company recorded $10,200 and $5,950 in amortization related to these intangibles during the 52 weeks ended April 30, 2011 and May 1, 2010, respectively.

The Company also recorded a short-term deferred tax liability of $26,810 and a long-term deferred tax liability of $207,821 related to the difference between the book basis and the tax basis of the net assets acquired. In addition, the Company stepped up the value of other assets and liabilities, resulting in goodwill of $272,879, which is not deductible for income tax purposes.

The following audited condensed financial information of B&N College since the date of the Acquisition on September 30, 2009 was included in the Company's consolidated results of operations for fiscal 2010:

52 weeks ended May 1, 2010
Sales	$833,648
Net loss	$3,344

The following unaudited pro forma condensed financial information assumes that the Acquisition was accounted for using the acquisition method of accounting for business combinations in accordance with ASC 805 and represents a pro forma presentation based upon available information of the combining companies giving effect to the Acquisition as if it had occurred on May 4, 2008, the first date of B&N College's prior fiscal year from the Acquisition date, with adjustments for amortization expense of intangible assets, depreciation expense for the fair value of property and equipment above its book value, termination or changes in certain compensation arrangements, termination of textbook royalties, non-operating expenses not acquired in the Acquisition, interest expense and income tax expense:

	52 weeks ended May 1, 2010	13 weeks ended May 2, 2009
Sales	$6,782,403	$1,301,840
Net income (loss) from continuing operations attributable to Barnes & Noble, Inc.	$53,514	$(27,730)
Income (loss) from continuing operations attributable to Barnes & Noble, Inc. per common share
Basic	$0.93	$(0.52)
Diluted	$0.92	$(0.52)

The unaudited pro forma condensed financial information is based on the assumptions and adjustments which give effect to events that are: (i) directly attributable to the Acquisition; (ii) expected to have a continuing impact and (iii) factually supportable. The unaudited pro forma condensed financial information is presented for informational purposes only and is not necessarily indicative of the operating results that would have been achieved had the Acquisition been consummated as of the dates indicated or of the results that may be obtained in the future.